Related-Party Transactions	12 Months Ended
Dec. 31, 2020
Related-Party Transactions
Related-Party Transactions

14.  Related-Party Transactions

Media Purchase Agreement (“MPA”)

In July 2015, Old DK entered into an MPA with a related party for various media placements from 2015 through 2018. The MPA was amended to extend through 2021. The annual commitment for calendar years 2017 through 2021 was $15.0 million per year, plus an additional contingent commitment of  $5.0 million per year. The contingent commitment relates to the Company’s allocation of its non-integration advertising with other advertisers. Effective January 2019, the future minimum commitments related to the MPA were reduced to $15.0 million in aggregate through December 31, 2021 ($5.0 million per year) and the contingent commitment was removed. If the Company satisfies the $15.0 million commitment prior to December 31, 2021, the MPA will expire unless the Company elects to extend the MPA through the next NFL season with no required minimum. The Company recorded expense of  $25.8 million, $8.4 million and $23.3 million related to the MPA for the years ended December 31, 2020, 2019, and 2018, respectively, in sales and marketing expenses in the consolidated statements of operations. As of December 31, 2020 and 2019, $0 and $2.4 million, respectively, of MPA is included in accounts payable and accrued expenses in the consolidated balance sheets.

Private Placement Agent

Old DK entered into an engagement letter with a related party (the “Private Placement Agent”) in August 2019, as amended in December 2019. Pursuant to the engagement letter, the Private Placement Agent has acted as the exclusive financial advisor to Old DK, and Old DK agreed to pay certain acquisition and financing fees in connection with the Business Combination with SBTech and DEAC. For the years ended December 31, 2020, 2019, and 2018, Old DK incurred $12.3 million, $0, and $0, respectively, of fees with the Private Placement Agent. For the $12.3 million of fees incurred during the year ended December 31, 2020, approximately $7.0 million were charged against additional paid in capital in the accompanying consolidated balance sheet with the remainder included in general and administrative expenses in the accompanying consolidated statement of operations.

Receivables from Equity Method Investment

The Company provides office space and general operational support to DKFS, LLC, an equity-method affiliate. The operational support is primarily general and administrative services. As of December 31, 2020, and December 31, 2019, the Company had $1.1 million and $1.0 million, respectively, of receivables from the entity related to those services and expenses to be reimbursed to the Company, which are included within non-current assets in the consolidated balance sheets. In November of 2020, the Company invested an additional $1.0 million into DKFS, LLC. Subsequent to December 31, 2020, the Company committed to invest up to $17.0 million into DBDK Venture Fund I, LP, a Delaware limited partnership and a subsidiary of DKFS LLC.

Transactions with a Shareholder and their Immediate Family Members

As of December 31, 2020, the Company had a $1.9 million receivable from a shareholder and director included in other receivables. In addition, the Company had $2.7 million in sales and $0.5 million of lease expenses to entities related to an immediate family member of the shareholder for the year ended December 31, 2020 and had an associated accounts receivable balance of $0.5 million as of December 31, 2020 included in accounts receivable in the balance sheet. There were no related party transactions with the shareholder or their immediate family members for the years ended December 31, 2019 and 2018 and no related accounts receivable balance as of December 31, 2019.